Exhibit 3.14

OF CIVIL, COMMERCIAL AND MARINE AGREEMENTS

DELIA GRACIELA RUIZ

Notary Public

Reg. N° 225

Eduardo Víctor Haedo 1069 - 4º Piso Of. 74

Telefax: 493 077

Asunción - Paraguay

Deed of: DEFINITIVE MERGER AGREEMENT BY ABSORPTION OF THE FIRMS COMPAÑÍA DE TRANSPORTE FLUVIALS.A. AND FLOTA MERCANTE PARAGUAYA S.A., ON THE PART OF COMPANY MERCO FLUVIAL S.A.,

TRANSCRIPTION OF MINUTES OF EXTRAORDINARY ASSEMBLY AND MODIFICATION OF STATUTES.-

In favor of:

Year 2009.- Nº 165

Folio: 402 and following

Copy: FIRST

0133/09

REPUBLIC OF PARAGUAY

ROUND SEAL: REPUBLIC OF PARAGUAY

PEACE AND JUSTICE

THE MINISTRY OF TREASURE

THE TREASURE ATTORNEY’S OFFICE

ENTRY NO. 77

NOTARY PUBLIC DELIA GRACIELA RUIZ

OBJECT: MERGER OF “COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. AND OTHER

YEAR 2009

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308442

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

DEFINITIVE MERGER AGREEMENT BY ABSORPTION OF THE FIRMS COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANÓNIMA AND FLOTA MERCANTE PARAGUAYA SOCIEDAD ANÓNIMA ON THE PART OF THE FIRM MERCO FLUVIAL SOCIEDAD ANÓNIMA, TRANSCRIPTION OF MINUTES OF EXTRAORDINARY ASSEMBLYS AT THE REQUEST OF THE REFERRED COMPANIES AND MODIFICATION OF SOCIAL STATUTES OF THE COMPANY MERCO FLUVIAL SOCIEDAD ANÓNIMA.

NUMBER: ONE HUNDRED SIXTY FIVE.- In the City of Asuncion, Capital of the Republic of Paraguay, on the THIRTY FIRST day of the month of DECEMBER of the year two thousands eight; before my: DELIA GRACIELA RUIZ, Notary Public, Holder of the Registration No. 225, Appeared: Mr. QUIRINO FERNÁNDEZ, Paraguayan, married, with Civil Identity Card No. 1.587.910; Ms. NORMA LIA AGUILAR, Argentine nationality, divorced, with Paraguayan Civil Identity card, No. 1.491.983; Mr. ANTONIO CELSO QUIÑÓNEZ FRANCO, Paraguayan, married, with Civil Identity Card No. 264.217; Mr. MARCOS JUAN PERONI CLIFTON, Paraguayan, divorced, with Civil Identity Card No. 1.010.363; Mr. ALEXIS DIOSNEL AYALA MORENO, Paraguayan, unmarried with Civil Identity Card No. 2.289.109, all domiciled for the purposes of this act in the street Jejui No. 324, 7th Floor, in this capital.- The persons that appeared are of legal age, capable, they fulfilled the laws of personal character demanded for acts of this nature, and of my knowledge. – Mr. QUIRINO FERNANDEZ and NORMA LIA AGUILAR, concur to this act in the name and representation of the Firm COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., with Tributary Certificate No. 80014373-6, in their character of

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President and Titular Director, as it appear in the Minute of General Ordinary Assembly of Shareholders No. 16, dated on June 26, 2008. – Mr. ANTONIO CELSO QUIÑÓNEZ FRANCO and MARCOS JUAN PERONI CLIFTON, concur to this act in the name and representation of the company that draft in this place under the denomination of “FLOTA MERCANTE PARAGUAYA S.A.”, with Tributary Certificate No. 80009571-5, in its characters of President and Holder Director, appointed in Ordinary General Assembly of Shareholders according is recorded in the minute No. 18 dated on June 26, 2008. – Mr. MARCOS JUAN PERONI and CLIFTON Y ALEXIS DIOSNEL AYALA MORENO, concur to this act in the name and representation of the company that drafts in this place under the denomination of “MERCO FLUVIAL S.A.”, with Tributary Certificate Nº 80010606-0, in its characters of President and Holder Director, according is recorded in the Minute No. 21 the Ordinary general Assembly of Shareholders, performed on the date of June 26, 2008.-

I omit the reproductions of the above mentioned Minutes because I left properly authenticated photocopies, glossed to the protocol, to which I will refer if it is necessary. - The firm “COMPAÑÍA DE TRANSPORTE FLUVIAL S.A.”, was constituted by Public Deed Nº 68, dated on January 31, 1996, passed before the Notary Public Sara Edith Samudio de Acosta, where their denomination, object, address, share capital, management system and other circumstances are recorded that authorize its legal operation, whose copy was written down with the General Direction of the Public Registries, Registry of Commerce Section, under the No. 624, Series “D”, folio 5370 and following in the Agreements Section, dated on June 27, 1996. - Later by Public Deed No. 8 dated on March 12, 1999, passed before the Notary Public Marina Galeano Suarez, the Minute of Extraordinary General Assembly of Shareholders was transcribed and

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AP	Nº 4290110

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

the Social Statutes were modified, from which testimony reason was taken with the General Direction of Public Registries, in the Legal Persons and Associations Section, under the No. 98, folio 1048, Series C, dated on May 3, 1999, and in the Public Registry of Commerce, under the No. 430, Series A, folio 3470 and following., Agreements Section, dated on May 6, 1999. - Later by Public Deed Nº 89 dated on June 16, 2006, passed before me the authorizing Notary Public, the Minute of the Extraordinary General Assembly of Shareholders was transcribed and the Social Statutes were modified, from which testimony reason was taken with the General Direction of the Public Registries, in the Public Registry of Commerce Section, under the No. 974, Series E, folio 9685 and following. – Agreements Section, dated on September 7, 2.006. - Later by Public Deed Nº 98 dated on June 22, 2006, passed before me the authorizing Notary Public, the Minute of Ordinary General Assembly of Shareholders was transcribed, from whose testimony reason was taken with the General Direction of Public Registries, in the Public Registry of Commerce Section, under the No. 481, Series C, folio 4428 and following. Agreements Section, on the date of July 27, 2006; I omit the reproduction of the same because I left a duly authenticated photocopy, glossed to the Protocol, to which I will refer if it is necessary. - The company “FLOTA MERCANTE PARAGUAYA S.A.”, was constituted by Public Deed No. 147, dated on June 28, 1993, passed before the Greater Notary of the Government Carlos Alberto Insfran Ojeda, and in it appears its denomination, object, social capital, administration system, and other details of its constitution and legal operation, these statutes were approved and

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recognized its legal status by Decree of the Executive Power of the Nation Nº 22,766, dated on July 23, 1993, and whose testimony is written down with the General Direction of Public Registries, in the Public Registry of Commerce, under the No. 623, Series D, folio 3154 and following, Agreements Section, on the date of July 27, 1993. - By Public Deed No. 131, dated on December 31, 1998, formalized before the Notary Public Marina Galeano Suarez, the Social Statute was modified, from which testimony was taken reason with the General Direction of Public Registries, in the Registry of Legal Persons and Associations, under the No. 58, to folio 771, Series B, on the date of March 8, 1999; and in the Public Registry of Commerce, under the No. 272, Series B, folio 1401 and following, Agreements Section, on the date of March 17, 1999. - And by Public Deed Nº 21, dated on December 22, 2005, formalized before the Notary Public Carolina Isabel Lopez Brizuela, the Social Statutes were modified, from which testimony was taken reason with the General Direction of Public Registries, in the Registry of Legal Persons and Associations, under the No. 1566, folio 15177, Series C, on the date of December 268, 2005; and in the Public Registry of Commerce, under the No. 1161, Series B, folio 13.414 and following, Agreements Section, on the date of December 28, 2005; I omit the reproduction of the same because I left a properly authenticated photocopy, glossed to the Protocol, to which I will refer if necessary.

The firm “MERCO FLUVIAL S.A.” , was constituted by Public Deed Nº 107, dated on August 16, 1994, passed before the Notary Public Marina Galeano Suarez, and in it appear its denomination, object, social capital, management system, and other details of its constitution and

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308451

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

operation, having been f approved the Social Statutes and inscribed with the General Direction of Public Registries, Public Registry of Commerce, written down under the No. 714, Series B, folio 5959 and. Following, Agreements Section, on September 14, 1994; and in the Registry of Legal Persons and Associations, written down under the No. 10, folio 129 and following, Series A, on September 7, 1.994. - That, by Public Deed 207, dated on October 24, 1996, passed before the same Notary Public, Article 5th of the Statute was modified, on the occasion of the increase of the Social Capital, having been approved the mentioned modification of the Social Statutes and inscribed with the General Direction of Public Registries, in the Section of Legal Persons and Associations, written down under the N° 633, folio 6821, Series B, on November 11, 1996, and in the Public Registry of Commerce, written down under the No. 609, Series A, folio 7123 and following, Agreements Section, on November 12, 1996. - That, by Public Deed No. 55 dated on April 16, 1997, passed before the same Notary Public the ten remaining Series of shares were issued, and is inscribed with the General Direction of Public Registries, in the sections of Legal Persons and Associations, written down under the No. 175, folio 2276 and following, Series A, from May 12, 1997, and with the Public Registry of Commerce, written down under the No. 241, Series A, folio 1968 and following, Agreements Section, dated on May 14, 1997. - That, by Public Deed N° 85 dated on May 29, 1997, passed before the same Notary Public, the Social Statutes were modified, especially what makes reference to the administration among others, inscribed with the General Direction of Public Registries, in the sections of Legal

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Persons and Associations, written down under the No. 255, folio 5318 and following, Series A, on 26 June 26, 1997, and in the Public Registry of Commerce, written down under the No. 889, Series C, folio 9145 and following, Agreements Section, on June 27, 1997. - That, by Public Deed 92, dated on August 20, 2001, passed before the same Notary Public, the Social Statutes were modified, modification that was approved and inscribed with the General Direction of Public Registries, in the sections of Legal Persons and Associations written down under the No. 646, folio 6888 and following, Series D, on September 5, 2001; and in the Public Registry of Commerce, written down under the No. 611, Series A, folio 4768 and following, Agreements Section, on September 5, 2001. - That, by Public Deed N° 26, dated on March 31, 2003, passed before the same Notary Public the Social Statutes were modified, modification that was approved and inscribed with the General Direction of Public Registries, in the sections of Legal Persons and Associations written down under the No. 227 and following ,N° folio 2599 and following, Series C, on May 29, 2003 and in the Public Registry of Commerce, written down under the No. 391, Series B, folio 5160 and following, Agreements Section, on June 6, 2003; I omit the reproduction of the same because I left a properly authenticated photocopy, glossed to the Protocol, to which I will refer if necessary. – Mr. QUIRINO FERNÁNDEZ and NORMA LIA AGUILAR, in the name and representation of the firm COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANÓNIMA; Mr. ANTONIO CELSO QUIÑÓNEZ FRANCO and MARCOS JUAN PERONI CLIFTON, in the name and representation of the firm FLOTA MERCANTE PARAGUAYA SOCIEDAD ANÓNIMA, and Mr. MARCOS JUAN PERONI CLIFTON and ALEXIS DIOSNEL AYALA

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308452

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

MORENO, in the name and representation of the firm MERCO FLUVIAL SOCIEDAD ANÓNIMA, THEY SAY: That, to the legal effects, they ask for my intervention to arrange by Public Deed the “DEFINITIVE AGREEMENT OF MERGER” of the companies they represent, by means of which, MERCO FLUVIAL SOCIEDAD ANÓNIMA absorbs the companies COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANÓNIMA and FLOTA MERCANTE PARAGUAYA SOCIEDAD ANÓNIMA, which therefore are dissolved without being liquidated, in agreement to what follows:

FIRST: By private document dated on September 30, 2008, the above mentioned companies subscribed a “COMMITMENT OF MERGER”, which text is transcribed as follows and a copy of which, duly authenticated, is added to my Protocol: “MERGER COMMITMENT”. - In the city of Asuncion, Republic of Paraguay, on the 30th day of the month of September, 2008, between, MERCO FLUVIAL S.A., with RUC N° 80010806-0, represented in this act by Messrs Marcos Juan Peroni and Alexis Alexis Ayala, in their positions of President and Titular Director, respectively, of the company; FLOTA MERCANTE PARAGUAYA S.A., with RUC no. 80009571-5, represented in this act by Messrs Antonio Quiñónez and Isabelino Vargas, in their positions of President and Titular Director, respectively of the company; COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., with RUC no. 80014373-6, represented in this act by Messrs Quirino Fernandez and Norma Aguilar, in their positions of President and Titular Director, respectively, of the company; all of them constituting domicile for the purposes of this act in Jejui No. 324, Grupo General Building, Seventh Floor, Asuncion, and hereinafter denominated jointly as the “PARTS”, they agree to celebrate the present COMMITMENT OF MERGER

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hereinafter the “COMMITMENT”, which will be governed by the following clauses: FIRST: The PARTS are committed to merge by means of the absorption of FLOTA MERCANTE PARAGUAYA S.A and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., on the part of MERCO FLUVIAL S.A., being extinguished the absorbed without liquidating, with the intention to concentrate the activities of the PARTS, to upgrade the productive and commercial final result of their services, with the consequent profit for the same, their shareholders and third parties - SECOND: The PARTS agree that the merger will become effective, once obtained the approval by the shareholders of the same and once fulfilled the other formalities stated by the law. The merging companies will be administered according to the dispositions of their respective Social Statutes up to the date effective of the merger, a moment from which on, the absorbent company will be in charge of all the operations from the absorbed companies and will continue with the activity of these companies, assuming all their rights and liabilities. - THIRD.: The Special Balance of Merger of each one of the PARTS, to September 30, 2008, are added to the present COMMITMENT made on homogenous basis and identical criteria of valuation, and that properly signed by the PARTS they pass to constitute in integral body of the present COMMITMENT. - FOURTH: The Social Capital subscribed and integrated or of the absorbent company will be of Gs. 17,827,000,000 (GUARANIES SEVENTEEN BILLION EIGHT HUNDRED TWENTY SEVEN MILLION), upon being incorporated the patrimony of the absorbed companies. - The shares the absorbent company will issue to represent the amount in which their social capital will be increased on occasion of the incorporation of the patrimony of the absorbed companies,

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308453

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

and that reach the amount of FIFTEEN THOUSAND EIGHT HUNDRED TWENTY-SEVEN (15.827) SHARES TO THE BEARER OF GUARANIES ONE MILLION (Gs. 1.000.000) OF NOMINAL VALUE EACH, will be subscribed and integrated prorate pursuant to follows: a) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. will receive the amount of SIX THOUSAND FIVE HUNDRED TWENTY-EIGHT (6.528) shares of the absorbent company, b) the company KILMACOM (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., will receive the amount of THREE THOUSAND TWENTY-SEVEN (3027) shares of the absorbent company. c) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of FOUR THOUSAND TWO HUNDRED EIGHTY THREE (4233) shares of the absorbent company. d) The company KILMACOM (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of ONE THOUSAND NINE HUNDRED EIGHTY NINE (1989) shares of the absorbent company. FIFTH: The PARTS gave their conformity to the project of modification of the Social Statutes of MERCO FLUVIAL S.A., which will be submitted to the approval of the shareholders of this company. - SIXTH: The PARTS give express certainty that no liabilities exist, neither demandable, nor conditional, nor eventual in charge of the same, that were not included in their respective Special Balance of Merger to September 30, 2008, - SEVENTH: For the purposes of the formalization of the merger of the PARTS according agreed upon the present COMMITMENT, and its

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No. 3164904 SERIES AE

inscription with the General Direction of Public Registries, and for all the other effects that may correspond, the Public Deed of Merger will be granted before a Notary Public as MERCO FLUVIAL S.A. may designate - EIGHTH: The PARTS agree that the present commitment will become without effect in case the same were not approved by their respective shareholders, or in case of arising reclamations from third parties, founded on this COMMITMENT, that could not be solved by the PARTS or be corrected according to the effective legal dispositions in the matter. The circumstance foreseen in the present clause will generate no responsibility or obligation for any of the PARTS. - NINTH: For the interpretation and application of the present COMMITMENT, as well as for the resolution of any possible divergence linked to the same, the PARTS submit under the competition of the Judges and Civil and Commercial Courts of the judicial circumscription of the city of Asuncion. - IN PROOF OF CONFORMITY, the PARTS subscribe the present COMMITMENT OF MERGER, in three copies with the same tenor and at a single effect, in the above indicated place and date. - By MERCO FLUVIAL S.A.- Juan Marcos Peroni.- Alexis Ayala.- By FLOTA MERCANTE PARAGUAYA S.A.- Antonio Quiñónez.- Isábelino Vargas.- By COMPAÑÍA. DE TRANSPORTE FLUVIAL Quirino Fernandez.- Norma Aguilar.- It is a faithful copy, I give faith. - SECOND: The SPECIAL BALANCES OF MERGER made by the merging companies, are a part of this public document on homogenous bases and identical criteria of valuation, on September 30, 2008, which are adhered to my protocol. - THIRD PARTY: This COMMITMENT OF MERGER, was approved by the respective Extraordinary Assemblies of

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308454

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

each one of the merging companies, celebrated on the date of November 3, 2008. - FOURTH: No partner of the merging companies has exerted the right of recess. - FIFTH: The Edicts of Merger were published on the days 10, 12, 14, 16 and 19 of December, 2008, in newspapers “ABC COLOR and ULTIMA HORA” in the city of Asuncion, in observance of that was established in the Art. 1193, inc. b) of the Paraguayan Civil Code, and according credit : a) Credit Invoices Numbers 2997 and 2996, issued by Publicity and Services, copies of which, duly authenticated are added to my Protocol. - SIXTH: Attending that, to the date of issue of the present Public Deed, no valid opposition was operated to the present process of merger by absorption of COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANÓNIMA and FLOTA MERCANTE PARAGUAYA SOCIEDAD ANÓNIMA, on the part of MERCO FLUVIAL SOCIEDAD ANÓNIMA, the merging parts solve, in common agreement, to continue with this process, granting the present DEFINITIVE AGREEMENT OF MERGER. - SEVENTH: The merging companies arrange by means of the present document, the DEFINITIVE AGREEMENT OF MERGER, in conformity to the established by Articles 1.192, 1.193 and other concordant of the Paraguayan Civil Code, for that reason MERCO FLUVIAL SOCIEDAD ANÓNIMA, absorbs COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANÓNIMA and FLOTA MERCANTE PARAGUAYA SOCIEDAD ANÓNIMA, which are dissolved without liquidation. - EIGHTH: The respective Minutes of the Extraordinary Assemblies of the merging companies are transcribed as follows, celebrated on the date of November 3, 2008, which were recorded in books of Minutes of these companies, which are presented to me in this act, and that integrally copied,

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they say: 1) MINUTES OF EXTRAORDINARY ASSEMBLY OF COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANÓNIMA, dated on November 3, 2008: MINUTES OF EXTRAORDINARY ASSEMBLY N°17.- In the city of Asuncion, on the 3rd day of the month of November of the year 2008, at 12:00 hours, it is constituted, in the social seat of the company, the EXTRAORDINARY ASSEMBLY of shareholders of the company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., with the presence of the following shareholders: the company NATUTICLER S.A. holder de Six thousand twenty eight (6528) shares to the bearer, and the company KILMACOW S.A. (Compañía de Transporte Fluvial Internacional S.A.) with Three thousand twenty-seven (3027) shares to the bearer, both represented in this act by Mr. José Luís Vega Meza, as stated in the Power of Attorney granted by the legal representatives of the mentioned companies, on the date of June 16, 2008 and June 12, 2008, respectively. - The Assembly is constituted according to the established in the Social Statute of COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. The summoning to the Assembly was published in the newspaper Ultima Hora by the term of Law. Once made the manifestations that precede, is commenced the Extraordinary Assembly of the company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. - Next, it is proceeded to deal with the first point the Agenda: “Constitution of the Assembly, election of the President and of one shareholder who will act as secretary, both with obligation to subscribe the respective act”. Mr. Quirino Fernández presides the Assembly and Mrs Norma Aguilar acts as Secretary of the same.- Next, they passed to the second point of the Agenda “Treatment of the Commitment of Merger by absorption of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S .A., on the part of

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308455

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

MERCO FLUVIAL S.A., pursuant the document subscribed between these companies on the date of September 30, 2008.” The President, sets out the factors that motivated the beginning of the negotiations with the companies FLOTA MERCANTE PARAGUAYA S.A. and MERCO FLUVIAL S.A., tending to materialize a merger with these companies, and that concluded with the signature of a Commitment of Merger subscribed on the date of September 30, 2008. Immediately afterwards, and continuing in the use of the word, the President exhibits to the Shareholders, the advantages this merger could bring to the involved companies, and stipulates that is read by secretary the referred Commitment of Merger, which textually expresses: “COMMITMENT OF MERGER”.- In the City of Asuncion, Republic of Paraguay, on the 30th day of the month of September, 2008, between, MERCO FLUVIAL S.A., with RUC No. 80010806-0, represented in this act by Mr. Marco Juan Peroni and Mr. Alexis Ayala, in their conditions of President and Titular Director, respectively, of the company; FLOTA MERCANTE PARAGUAYA S.A., with RUC Nº 80009571-5, represented in this act by Mr. Antonio Quiñónez and Mr. Isabelino Vargas, in their conditions of President and Titular Director, respectively of the company; and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., with RUC Nº 60014373-6, represented in this act by Mr. Quirino Fernandez and Ms. Norma Aguilar, in their conditions of President and Titular Director, respectively, of the company; all of them constituting address for the purposes of this act in Jejui No. 324, Edificio Grupo General, Seventh Floor, Asunción, and hereinafter denominated jointly as the “PARTS”, they agree to celebrating the present COMMITMENT OF MERGER, hereinafter the “COMMITMENT”, which will

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No. 3164904 SERIES AE

be governed by the following clauses: FIRST: The PARTS are committed to merge by means of the absorption of FLOTA MERCANTE PARAGUAYA S.A. and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A.-, on the part of MERCO FLUVIAL S.A., being extinguished the absorbed ones without liquidating themselves, with the intention to concentrating the activities of the PARTS, to upgrade the productive and commercial final result of their services, with the consequent profit for the same, their shareholders and third parties. - SECOND: The PARTS agree that the merger will become effective, once obtained the approval by the shareholders of the same and once fulfilled the other formalities stablished by the law. The merging companies will be administered according to the dispositions of their respective Social Statutes up to the effective date of merger, from that moment on, the absorbent company will take to its charge all the operations from the absorbed companies and will continue with the activity of these companies, assuming all of their rights and obligations. - THIRD: The Special Balances of Merger of each one of the PARTS, to the 30 of September of 2008, are added to the present COMMITMENT made on homogenous basis and identical criteria of valuation, and that duly signed by the PARTS they pass to constitute themselves in an integral body of the present COMMITMENT - FOURTH: The Social Capital subscribed and integrated of the absorbent company will be of Gs. 17,827,000,000 (GUARANIES SEVENTEEN BILLION EIGHT HUNDRED TWENTY-SEVEN MILLION), upon incorporating the patrimony of the absorbed companies.- The shares the absorbent company will issue to represent the amount in which their share capital will be increased on the occasion of the incorporation of the patrimony of the absorbed companies, and that reaches

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308456

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

the amount of FIFTEEN THOUSAND EIGHT HUNDRED TWENTY-SEVEN (15.827) SHARES OF GUARANÍES ONE MILLION (Gs. 1.000.000) OF NOMINAL VALUE EACH, will be subscribed and integrated proportionally as follows: a) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. will receive the amount of SIX THOUSAND FIVE HUNDRED TWENTY-EIGHT (6.528) shares of the absorbent company, b) the Company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., will receive the amount of THREE THOUSANDS TWENTY-SEVEN (3027); shares of the absorbent company, c) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of FOUR THOUSAND TWO HUNDRED EIGHTY THREE (4283) shares of the absorbent company. d) The company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of THOUSAND NINE HUNDRED EIGHTY NINE (1989) shares of the absorbent company. - FIFTH: The PARTS give their conformity to the project of modification of the Social Statutes of MERCO FLUVIAL S.A., which will be submitted to the approval of the shareholders of this company. - SIXTH: The PARTS leave express certainty that no obligation exist, nor demandable, nor conditional, nor eventual in charge of the same, that have not been included in their respective Special Balance of Merger as dated to September 30, 2008. - SEVENTH: For the purposes of the formalization of the merger of the PARTS according was agreed in the present COMMITMENT, and its inscription in the General Direction of Public Registries,

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and for all the other effects that may correspond, the Public Deed of Merger will be granted before the Notary Public as designated by MERCO FLUVIAL S.A.- EIGHTH: The PARTS agree that the present commitment will be without effect in case the same were not approved by their respective shareholders, or in case of claims arise from third parties, founded on this COMMITMENT, that could not be solved by the PARTS or be corrected pursuant the effective legal dispositions in the matter. The circumstance anticipated in the present clause will generate no responsibility or obligation for any of the PARTS. - NINTH: For the interpretation and application of the present COMMITMENT, as well as for the resolution of any eventual divergence linked to the same, the PARTS submit to the competence of the Judges and Civil and Commercial Courts in the judicial circumscription of the city of Asuncion. - IN EVIDENCE OF CONFORMITY, the PARTS subscribe the present COMMITMENT OF MERGER, in three copies with the same tenor and at a single effect, in the place and date above indicated. Next, the Assembly unanimously solves to approve, without modification, the Commitment of Merger by absorption of the companies FLOTA MERCANTE PARAGUAYA S.A. and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., on the part of MERCO FLUVIAL S.A., subscribed on the date of September 30, 2008, deciding that the same, once accomplished with the legal requirements and pertinent formalities, will be considered as Definitive Agreement of Merger, having for such effect be transcribed in public deed. - Next, the Assembly give treatment to the third point of the Agenda “Designation of shareholders to subscribe the respective Minute”. By

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ	Nº 4308457

NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

unanimous of the Assemblies, Mr. José Luis Vega Meza signed the present Minute in its character of attorney of the shareholders. - Without no other point to treat, the session finished at the thirteen hours, being the present minute signed by the President of the Assembly, the Secretary of the same and by the representative designated by the shareholders.- Signed: Quirino Fernández.- President of Assembly. - Norma Aguilar.- Secretary of Assembly. - José Luis Vega Meza. Representative of the shareholders. - It is faithful copy, I give faith. - 2) MINUTES OF THE EXTRAORDINARY ASSEMBLY OF FLOTA MERCANTE PARAGUAYA SOCIEDAD ANONIMA, dated on November 3, 2008: MINUTE OF EXTRAORDINARY ASSEMBLY No. 19. - In the city of Asuncion, to the 3rd day of the month of November of the year 2008, being 10:30 hours, it is constituted, in the social seat of the company, the EXTRAORDINARY ASSEMBLY of shareholders of the company FLOTA MERCANTE PARAGUAYA S.A., with the presence of the following shareholders: the company KILMACOW S.A. COMPAÑÍA DE TRANSPORTE FLUVIAL INTERNACIONAL S.A., holder of 1,989 shares; and the company NAUTICLER S.A.; holder of 4,283 shares; both companies represented in this act by Mr. Francisco Peroni, according is stated in the Power of Attorney granted by the legal representatives of the same on the date of June 12, 2008 and June 16, 2008, respectively.- The Assembly is constituted according to the established thing in the Social Statute of FLOTA MERCANTE PARAGUAYA S.A.- The summoning to the Assembly was published in the newspaper Ultima Hora by the term of the Law.- Once made the manifestations that precede, the Extraordinary Assembly of the company FLOTA MERCANTE PARAGUAY S.A begin. - Next they proceeded to try the first point of the Agenda: “Constitution of the Assembly, election

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of President and one shareholder who will act as secretary, both with obligation to subscribe the respective minute “. Mr. Antonio Quiñónez presides the Assembly and Mr. Francisco Peroni acts as Secretary of the same.- Next they passed to the second point of the Agenda: “Treatment of the Commitment of Merger by absorption of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., on the part of MERCO FLUVIAL S.A., in accordance to the document subscribed between these companies on the date of September 30, 2008 “The President, sets out the factors that motivated the beginning of the negotiations with the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and MERCO FLUVIAL S.A., tending to materialize a merger with these companies, and that concluded with the signature of a Commitment of Merger subscribed on the date of September 30, 2008. Immediately afterwards, and continuing in the use of the word, the President exhibits to the Shareholders, the advantages this merger could bring for the involved companies, and decides to read, by secretary, the referred Commitment of Merger, which textually expresses: “COMMITMENT OR MERGER.- In the city of Asuncion, Republic of Paraguay, on the 30th day of the month of September, 2008, between, MERCO FLUVIAL S.A., with RUC N° 80010806-0, represented in this act by Mr. Marcos Juan Peroni and Mr. Alexis Ayala, in their condition of President and Titular Director, respectively, of the company; FLOTA MERCANTE PARAGUAYA S.A., with RUC No. 80009571-5, represented in this act by Mr. Antonio Quiñónez and Mr. Isabelino Vargas, in their condition of President and Titular Director, respectively of the company; and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. with RUC Nº. 80014373-6, represented in this act

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308458
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

by Mr. Quirino Fernandez and Ms. Norma Aguilar, in their condition of President and Titular Director, respectively, of the company; all of them constituting domiciled for the purposes of this act in Jejui No. 324, Edificio Grupo General, Seventh Floor, Asuncion., and hereinafter denominated jointly as the “PARTS”, they agree to celebrate the present COMMITMENT OF MERGER, hereinafter the “COMMITMENT”, which will be governed by the following clauses: FIRST: The PARTS are committed to merge by means of the absorption of FLOTA MERCANTE PARAGUAYA S.A. and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., on the part of MERCO FLUVIAL S.A., being extinguished the absorbed ones without liquidating themselves, with the intention to concentrate the activities of the PARTS, to upgrade the productive and commercial final result of their services, with the consequent profit for the same, their shareholders and third parties. - SECOND: The PARTS agree that the merger will become effective, once obtained the approval by the shareholders of the same and fulfilled the other formalities anticipated by the law. The merging companies will be administered according to the dispositions of their respective Social Statutes until the date effective of merger, a moment from which on, the absorbent company will take to its charge all the operations from the absorbed companies and will continue with the activity of these companies, assuming all of their rights and obligations.- THIRD: The Special Balance of Merger of each one of the PARTS, to September 30, 2008, are added to the present COMMITMENT, made on homogenous basis and identical criteria of valuation, and that duly signed by the PARTS they pass to constitute in integral body of the present COMMITMENT. - FOURTH: The Social capital

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subscribed and integrated of the absorbent company will be of GS. 17,827,000,000 (GUARANÍES SEVENTEEN BILLION EIGHT HUNDRED TWENTY-SEVEN MILLION), upon incorporating to the patrimony of the absorbed companies.- The shares that will issue the absorbent company to represent the amount in which will be increased its social capital on the occasion of the incorporation of the patrimony of the absorbed companies, and that reach the amount of FIFTEEN THOUSAND EIGHT HUNDRED TWENTY-SEVEN (15.827) “SHARES TO THE BEARER OF GUARANIES ONE MILLION (Gs, 1,000, 000) OF NOMINAL VALUE EACH, they will be subscribed and integrated proportionally in accordance whit follows: a) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. will receive the amount of SIX THOUSAND FIVE HUNDRED TWENTY-EIGHT (6.528) shares of the absorbent company, b) the company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., will receive the amount of THREE THOUSAND TWENTY-SEVEN (3027) shares of the absorbent company. c) The company NAUTICLER S.A, in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of FOUR THOUSANDS TWO HUNDRED EIGHTY THREE (4283) shares of the absorbent company, d) the company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of ONE THOUSAND NINE HUNDRED EIGHTY NINE (1989) shares of the absorbent company.- FIFTH: The PARTS give their conformity to the project of modification of the Social Statutes of MERCO FLUVIAL S.A., which will be submitted to the approval of the shareholders of this company. - SIXTH: The

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308459
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

PARTS leave it express certainty that no liability exist, neither indispensable, nor conditional, nor possible in charge of the same, which had not been included in their respective Special Balance of Merger dated on September 30, 2008.- SEVENTH: For the purposes of the formalization of the merger of the PARTS in accordance to was agreed in the present COMMITMENT, and its inscription in the General Direction of Public Registries, and for all the other effects as may correspond, will grant the Public Deed of Merger before the Notary Public as be designated by MERCO FLUVIAL S.A.- EIGHTH: The PARTS agree that the present commitment will be without effect in case the same were not approved by their respective shareholders, or in case of reclamations arise from third parties, founded on this COMMITMENT, that may not be solved by the PARTS or be corrected in accordance to the effective legal dispositions in the matter. The circumstance foreseen in the present clause will generate no responsibility or obligation for any of the PARTS.- NINTH: For the interpretation and application of the present COMMITMENT, as well as for the resolution of any eventual divergence linked to the same, the PARTS submit to the competition of the Judges and Civil and Commercial Courts of the judicial circumscription of the city of Asuncion.- IN PROOF OF CONFORMITY, the PARTS subscribe the present COMMITMENT OF MERGER, in three copies with the same tenor and at one single effect, in the above mentioned place and date”. Next, the Assembly unanimously solves to approve, with no modifications, the Commitment of Merger by absorption of the companies COMPAÑÍA DE TRASPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., on the part of MERCO FLUVIAL S.A.,

IT CORRESPONDS TO THE

NOTARY ACTUATION, WITH

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No. 3164904 SERIES AE

subscribed on the date of September 30, 2008, deciding that the same, once satisfied the legal requirements and pertinent formalities, will be considered as the Definitive Agreement of Merger, for such effect they must be transcribed in a public deed.- Next, the Assembly proceed to the treatment of the third point of the Agenda: “Designation of shareholders to subscribe the respective MInute”. Mr. Francisco Peroni signed the present act in representation of the attending shareholders in his character of proxy.- With no other point to try, the session is finished at eleven thirty hours, signing the present act the President of the Assembly, the Secretary of the same and the representative designated by the shareholders.- Signed: Antonio Quiñonez.- President of Assembly.- Francisco Peroni.- Secretary of Assembly and Representative of Shareholders. - It is faithful copy, I give faith.- 3) MINUTES OF EXTRAORDINARY ASSEMBLY OF MERCO FLUVIAL, SOCIEDAD ANONIMA dated on November 3, 2008: MINUTE OF EXTRAORDINARY ASSEMBLY No. 22.- In the city of Asuncion, on the 3rd day of the month of November of the year 2008, at nine hours, is constituted, in the social seat of the company, the EXTRAORDINARY ASSEMBLY of shareholders of the company MERCO FLUVIAL S.A., with the presence of the following shareholders: the company KILMACOW S.A. (COMPAÑÍA DE TRANSFORME FLUVIAL INTERNACIONAL S.A.), holder of 634 shares; and the company NAUTICLER S.A.; holder of 1,366 shares; both companies represented in this act by Mr. Francisco Peroni Clifton, according is recorded in Power of Attorney letters granted by the legal representatives of the same on the date of June 12, 2008 and June 16, 2008, respectively.- The Assembly is constituted according to was established in

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308460
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

the Social Statute of MERCO FLUVIAL S.A. The summon to the Assembly was published in the newspaper Ultima Hora for the term of the Law. Once made the manifestations that precede, began the Extraordinary Assembly of the company MERCO FLUVIAL S.A.- Next it they proceeded to deal with the first point of the Agenda: “Constitution of the Assembly, election of President and one shareholder who will act as secretary, both with obligation to subscribe the respective minute”. Mr. Marcos Juan Peroni presides the Assembly, and acts as Secretary of the same Mr. Francisco Peroni Clifton.- Next they passed to the second point of the Agenda: “Treatment of the Commitment of Merger by absorption of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., on the part of MERCO FLUVIAL S.A., pursuant the document subscribed between these companies on the date of September 30, 2008.”- The President, sets out the factors that motivated the beginning of the negotiations with the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., tending to materialize a merger with these companies, and that concluded with the signature of a Commitment of Merger subscribed on the date of September 30, 2008. Afterwards, and continuing in the use of the word, the President exhibits to the Shareholders, the advantages this merger would have for the involved companies, and order to be reading by secretary the referred Commitment of Merger, which textually express: “MERGER COMMITMENT”.- In the city of Asuncion, Republic of Paraguay, on the 30th day of the month of September of the year 2008, between, MERCO FLUVIAL S.A., with RUC No. 80010806-0, represented in this act by Mr. Marcos Juan Peroni and Alexis Ayala, in their condition of

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President and Titular Director, respectively, of the company; FLOTA MERCANTE PARAGUAYA S.A., with RUC Nº, 80009571-5, represented in this act by Mr. Antonio Quiñónez and Mr. Isabelino Vargas, in their condition of President and Titular Director, respectively of the company; COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., with RUC No. 80014373-6, represented in this act by Mr. Quirino Fernandez and Ms. Norma Aguilar, in their condition of President and Titular Director, respectively, of the company; all of them constituting domicile to the effects of this act at Jejui No. 324, Edificio Grupo General, Seventh Floor, Asuncion, and hereinafter jointly the “PARTS” agree to celebrate the present COMMITMENT OF MERGER, hereinafter the” COMMITMENT “, which will be governed by the following clauses: FIRST; The PARTS are committed to merge by means of the absorption of FLOTA MERCANTE PARAGUAYA S.A., and COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., on the part of MERCO FLUVIAL S.A., being extinguished the absorbed ones without being liquidated, with the intention to concentrate the activities of the PARTS, to upgrade the productive and commercial final result of their services, with the consequent profit for the same, their shareholders and third parties.- SECOND: The PARTS agree that the merger will become effective, once obtained the approval by the shareholders of the same and fulfilled the other formalities anticipated by the law. The merging companies will be administered according to the dispositions of their respective Social Statutes until the effective date of merger, from that moment on, the absorbent company will take to its charge all the operations from the absorbed companies and will continue with the activity of these companies, assuming all of their rights and obligations. -

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308461
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

THIRD.: The Special Balance of Merger of each one of the PARTS, to September 30, 2008, are added to the present COMMITMENT, made on homogenous basis and identical criteria of valuation, and that duly signed by the PARTS they come to constitute in integral body of the present COMMITMENT.- FOURTH.: The Share capital - subscribed and integrated of the absorbent company will be of Gs. 17,827,000,000 (GUARANIES SEVENTEEN BILLION EIGHT HUNDRED TWENTY SEVEN MILLION), upon incorporating the patrimony of the absorbed companies.- The shares that will issue the absorbent company to represent the amount in which will be increased their share capital on the occasion of the incorporation of the patrimony of the absorbed companies, and that reach to the amount of FIFTEEN THOUSAND EIGHT HUNDRED TWENTY SEVEN (15,827) SHARES TO THE BEARER OF GUARANIES ONE MILLION (Gs. 1,000,000) OF NOMINAL VALUE EACH, will be subscribed and integrated at prorate as follows: a) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. will receive the amount of SIX THOUSAND FIVE HUNDRED TWENTY EIGHT (6,528) shares of the absorbent company. b) the Company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., will receive the amount of THREE THOUSAND TWENTY SEVEN (3,027) shares of the absorbent company, c) the company NAUTICLER S.A., in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of FOUR THOUSAND TWO HUNDRED EIGHTY THREE (4,283) shares of the absorbent company, d) the company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of

IT CORRESPONDS TO THE

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No. 3164904 SERIES AE

the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of ONE THOUSAND NINE HUNDRED EIGHTY NINE (1,989) shares of the absorbent company.- FIFTH: The PARTS give their conformity to the project of modification of Social Statutes of MERCO FLUVIAL S.A., which will be submitted the approval of the shareholders of this company.- SIXTH: The PARTS leave express certainty that no obligation exist, neither indispensable, nor conditional, nor possible in charge of the same, that have not been included in their respective Special Balance of Merger dated on September 30, 2008.- SEVENTH: For the purposes of the formalization of the merger of the PARTS as agree in the present COMMITMENT, and its inscription with the General Direction of Public Registries and for all the other effects that may correspond, will grant the Public Deed of Merger before the Notary Public as may designate MERCO FLUVIAL S.A.- EIGHTH: The PARTS agree that the present commitment will be without effect in case the same were not approved by their respective shareholders, or in case of arising reclamations from third parties. based on this COMMITMENT, that could not be solved by the PARTS or be corrected pursuant the effective legal dispositions in the matter. The circumstance foreseen in the present clause will generate no responsibility or obligation for any of the PARTS.- NINTH: For the interpretation and application of the present COMMITMENT, as well as for the resolution of any possible divergence linked with the same, the PARTS submit to the competition of the Judges and Civil and Commercial Courts of the judicial circumscription of the city of Asuncion.- IN PROOF OF CONFORMITY, THE PARTS subscribe the present

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308462
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

COMMITMENT OF MERGER, in three copies with the same tenor and to one single effect, in the above mentioned place and date” – Once concluded the reading of the Commitment of Merger, and put to the consideration of the Assembly, the same unanimously solves to approve it, with no modification, the Commitment of Merger by absorption of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., on the part of MERCO FLUVIAL S.A., subscribed on the date of September 30, 2008, deciding that the same, once fulfilled the legal requirements and pertinent formalities, will be considered, as the Definitive Agreement Merger, for such effect they must be transcribed in a public deed.- Afterwards, Mr. Francisco Peroni Clifton, in representation of the shareholder NAUTICLER S.A., speaks requesting be authorized the insertion in the present minute of a express certainty that, the lack of opposition on the part of the shareholders to the Commitment of Merger approved by this Assembly, constitutes an implicit manifestation of their will to resign to the right of preference that compete to them for the subscription of new shares issued by the company, unique and exclusively, in relation to those shares that will be issued by the next Ordinary Assembly of Shareholders of MERCO FLUVIAL S.A., to allow the incorporation of the patrimony of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., in accordance to the Commitment of Merger subscribed on the date of September 30. 2008 and approved by the present Assembly. Put to the consideration of the Assembly, this proposal was approved unanimously.- Continuing in the use of the word, Mr. Francisco Peroni Clifton, in the above invoked condition, refers, in relation to the third point of the Agenda,

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which refers to the Modification of the Social Statute of the company, the necessity to increase the Share capital of the company, in order to make feasible the incorporation of the patrimony of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. and FLOTA MERCANTE PARAGUAYA S.A., in accordance to was stated in the Commitment Merger subscribed with these companies and approved by this Assembly.- Next, and on the basis of all exposed, Mr. Francisco Peroni Clifton proposes to approve the modification of the Social Statute of the company, which would be worded as follows:

CHAPTER I.- DENOMINATION. LASTING AND SOCIAL OBJECT “. ART. 1st - With the denomination of “MERCO FLUVIAL SOCIEDAD ANÓNIMA, it is constituted a Joint-stock company, which be governed by this Social Statute and in everything what is not foreseen in it by the Civil Code, and other laws governing the matter.- ART. 2nd The company constitutes its legal address in Asuncion, Paraguay, in accordance with the legal prescriptions, the Directory will be able to constitute a new address, previous resolution of the Extraordinary Assembly, to establish or to suppress branches, agencies or representations in the country or abroad.- ART. 3°.- The company will last NINETY NINE (99) YEARS, counted from the date of its inscription in the Corresponding Registries, this term can be reduced or extended by determination of the Assembly of Shareholders in accordance with which arranges Art. 1091 of the Civil Code.- CHAPTER II. SOCIAL OBJECT.- ART. 4°.- The company will have by object to dedicate independently or of third parties or associated to third parties to the following operations: a) Directly or independently the commercial exploitation, directly or indirectly of all type or class of overseas boats, of cabotage, fluvial or lacustrine, be of national or foreign flag, for cargo or passengers, as: Shipbuilders, agents of load, unload or of stowage; boatmen, deposit takers or by means of any other commercial activity related or indirectly to the fluvial or lacustrine marine traffic or to related industries, including that of shipyards, without limitation; b) To construct, to acquire or to transfer, to take or to give in renting and any other form, directly or indirectly, to exploit works of port, docks, wharves, cranes, means of transport of ever king, as any other construction or facilities direct or indirectly related to the traffic or harbor activity regarding the marine, fluvial or lacustrine traffic; c) MARINE AGENCY: To take care of the representation of companies or enterprises of navigation, marine or fluvial or of any other means; to dedicate independently or on account of third parties to the exploitation of everything concerning or related to the internal, external or international transport of loads, passengers, parcels and correspondence; to carry out businesses of marine shipbuilders, agent, ship agents, agents of insurance agencies and agents in general, administrators of ships and other goods, supplier, contractor, dock workers contractor, hirers, owner of warehouses and depositaries; d) GENERAL COMMERCIAL: By means of import and export, purchase and sale and distribution of merchandizes, products, machineries and raw materials in general; the operation of invention patents, trade names, industrial designs and models; the exercise of representations, commissions and mandates of any nature: the terrestrial, fluvial and marine transport of merchandizes in the country or abroad using own or of third parties means, fulfilling for it with the requirements that demand the dispositions in force in the opportunity. Being this enumeration only declarative, for the fulfillment of its aims the Company will be able to develop all commercial, industrial, cattle, farming activity, import and export of any type of merchandizes and all activity that fit directly or indirectly the social object, being able to acquire, to transfer, to administer and to explode rights; to accept and/or to transfer national and/or foreign representations and the exercise of mandates and administration, inside the country or abroad and with the amplest faculties.- CHAPTER III: SOCIAL CAPITAL AND SHARES.- ART.- 5th - The SOCIAL CAPITAL is fixed to the sum of Gs. 17,827,000,000 (GUARANIES SEVENTEEN BILLIONS EIGHT HUNDRED TWENTY SEVEN MILLION), represented by 17,827 (SEVENTEEN THOUSANDS EIGHT HUNDRED TWENTY SEVEN) ORDINARY SHARES TO THE BEARER,

with right to one vote for each one of the Assemblies, with a nominal value of Gs. 1,000,000 (Guaranies One Million). The shares will be numbered in Arabic numbers from ONE (1) to SEVENTEEN THOUSAND EIGHT HUNDRED TWENTY SEVEN (17.827).- Art. 6th Once observed the legal and Statutory prescriptions, it corresponds to the Directory, previous resolution of the Extraordinary Assembly, to determine the conditions of issue, investment, subscription and integration of shares.- The agreement will be transcribed in the Book of Minutes, indicating: a) The number of series and of shares to be issued; b) If the investment or subscription will be particular or by means of public tender; c) The conditions of accomplishment, the minimum initial and the terms to perform in monthly installments, at the criterion of the Directory; d) The fixed or minimum value by which the shares can be invested or allocated to subscribed and to establish its bonus of issue; e) the term for the investment or subscription of the issue and the exercise of the right of preference, in the terms of the following paragraph: the shareholders will have preference for the subscription or purchases of shares offered for sale or shares regarding to the increase of the share capital, in proportion to the number of shares they possess. The term for the exercise of this right will be determined by the Directory and in no case it will be less than thirty days counted from the publication of the Notice to the Shareholders in a Newspaper of Circulation, for three consecutive days.- ART. 7th - The representative titles of the shares will be subscribed by the Directors and will contain the enumerations required by Art. 1069 of the Civil Code. While the titles of the shares or the Shares are not issued, a nominative Certificate will be given to each Shareholder, which also will be signed by these Directors.- ART. 8th - The shares can be transformed by the will of the Assembly, to the bearer and/or nominative, endorsable or no. They are indivisible and no more than one proprietor will be recognized by each title.- The titles may represent more than one share. The ownership of one or more shares implies absolute conformity with the present Statute and its modifications, as well as the resolutions of the previous Assemblies.- Art. 9th - Each share gives right to one vote. The Directory will take a registry of Shareholders where the names of the owners, the number of series of shares, the address of the Shareholders will be written down.- Art. 10th - The slow payer subscribers will be forced to pay the Company the legal interest in force and the one as the Directory may determine in punition concept, once verified the default, the Company may: a) To promote against the subscriber and the ones that will be jointly responsible, legally executive action for the collection of the owed sum; b) To sell and to send the shares. Of the product of the sale the expenses of that operation and the interests for default will be deduced, remaining the balance at the disposal of the interested one in the seat of the Company. The Directory may, in some cases properly justified, grant new terms only for one time.- CHAPTER IV.- GENERAL ASSEMBLIES OF SHAREHOLDERS.- Art. 11th - The General Assemblies of Shareholders will meet every year ordinarily, within the four months subsequent to the closing of the financial economic exercise and extraordinarily as many times as they are summoned by the Directory or the Syndic or at the request of the Shareholders representing a tenth part of the Share capital. The Directory will have to necessarily summon it in the term of thirty days of received the request. ART. 12th - The following common dispositions for the accomplishment of Assemblies settle down.- a) Every Summon will be done by the Directory or by the Syndic, by means of announcements published for five times during the ten previous days, at least, in a Newspaper of great circulation; b) The announcements of summons will indicate the Agenda of the subjects to treat: c) Any resolution taken on matters strange to the summon will be void and with no value, except for the exceptions anticipated in the Law.- Art. 13th - To take part in the Assemblies the Shareholders will have to deposit in the Social Box, with three days of anticipation to the date of celebration of the Assembly, at least, their shares or stock certificates of justificatory documents that they are deposited in a Bank in the country or abroad. The shareholders can be represented by proxies, by means of simple Power of Attorney with their signature authenticated by Notary Public or registered in the Company. Directors; Syndics, Managers and other employees of the company cannot be proxies, except for exception made of whose that because of being representatives of Companies have necessary mandate.- Art. 14th - The Ordinary Assembly will be validly constituted with the presence of Shareholders representing, as minimum, one half plus one of the shares with right to vote. In case of shortness of the necessary quorum they will validly be constituted in Second summon, that very day, one hour later, with the presence of Shareholders representing, as minimum, thirty percent of the shares with right to vote. The quorum demanded for Extraordinary Assembly will be established in the Article 1090 of the Civil Code. The Assemblies can enter in recess, in accordance with the Article 1094 of the same legal body.- ART. 15th - The resolutions of the Assemblies will be taken by absolute majority of the present votes. It is guaranteed the right of recess.- ART. 16th - Every Assembly will be presided by a Director who will be named by the present Shareholders by majority and who will invite in the same act a present Shareholder to act as Secretary. In the book of Minutes of Assemblies will be recorded all the resolutions taken. These Minutes will be signed by the President, the Secretary and two Shareholders who, once chosen in the Assembly represent the mass of shareholders.- ART. 17th - It corresponds to the Ordinary Assemblies: a) To consider the Annual Memory of the Directory, Balance and Account of Profits and Losses. Distribution of Earnings, Report of the Syndic and any other measure relative, to the management of the Enterprise that corresponds it to solve according to the competence that recognizes the Law and the Statute or that submits to its decision the Directory and the Syndic; b) To choose the Members of the Directory and the Syndics and to state their retribution; c) To establish the responsibilities of the Directors and Syndics and their removal; d) to issue shares within the share capital, it corresponds to the Extraordinary Assemblies: a) To increase, to reduce and to refund to the Share capital; b) To rescue, to reimburse and to amortize shares; c) To merge, to transform and to dissolve the company, to appoint, to remove and to pay liquidators; to consider the accounts and other subjects related to the management of the liquidators; d) To issue debentures and to turn them into shares; and e) To issue participation bonds.- CHAPTER V. - OF THE ADMINISTRATION, DIRECTION AND CONTROL OF THE COMPANY.- ART. 18th - The Direction and Administration of the Company will be in charge of a Directory composed by (2) two to (4) four Holder Members and it can be chosen up to (2) two Substitute Members by the Ordinary

General Assembly of Shareholders. They could not be Shareholders. The Assembly will determine the number of Directors in each case.- ART. 19th - The Directors will last in their charges for a year, being able to be reelected indefinitely. The functions of the Directors are understood that they are extended until the Assembly of designs a new Directory. The Directory in the first session that celebrates after its election, will designate who will hold the position of President of the Directory and the other charges, if the are not chosen in the same Ordinary Assembly of Shareholders. One of those of the directors will replace the President in all its functions in case of absence or impediment temporary or definitive of the same.- ART. 20th - The Directory will session ordinarily as many times as the social businesses so require. In order the sessions be considered valid, the presence of the majority of the Titular Directors is required. Their resolutions will be seated in a Book of Minutes especially established for the effect, the decisions will be taken by simple majority. ART. 21st - Substitute Directors, if they were elected by Assembly, will automatically integrate the Directory with voice and vote, in the absence of the Holders, leaving proof of such circumstance.- ART. 22nd - In case of resignation, or absence or any other transitory or permanent impediment that will affect a Director, automatically will replace it a Substitute and so on. The other possible cases will be governed by Art. 1107 of the Civil Code.- ART. 23rd - They are attributions of the Directory: a) To prepare the Memory, the General Balance sheet and Inventory, Profit and Losses Account and to propose the distribution of earnings; b) To acquire in purchase, payment, transfer, donation or any other cause every kind of goods, movable and buildings, with faculty to sell them or otherwise to transfer them, under onerous title or to constitute on them real rights (mortgages, pledges, usufructs, etc.); c) To propose the Assembly the issue of liabilities and debentures with fiduciary or real guarantees or without them and to agree the conditions as it considers advisable; d) To celebrate agreements of lease as leaser or lessee, whether of buildings, articles of works or services; e) To carry out every kind of operation with National or foreign Banks, to make deposits in current accounts, savings banks and to draft checks, to issue letters of exchange, drafts, promissory notes, to endorse them, to discount them or to subscribe them as acceptor or guarantor; f) To receive deposits or consignations, to carry out commissions or mandates, to grant guarantees in matters as it is interested, to accept legacies and donations; g) To ask for loans inside and outside the country to Private banks and official banks or to natural people or companies, with fiduciary or real guarantee or without it and agree the conditions as it considers advisable; h) To verify payments, to make novations, guarantees, acquittals, remissions of debts or to grant delays, i) To celebrate all the acts or contracts as they are necessary for the fulfillment of the social purposes or advisable for the interests of the company, agreeing in each case the prices, interests, terms, guarantees, payment way and other conditions of the mentioned operations; perceiving every sum of money, even though term for the payment will have occurred; j) To appoint, to suspend or to remove the Managers of the Company, establishing in the first case their attributions; k) To fix the retribution of the superior and inferior employees, deciding their allowances in each case; l) To appoint correspondents, to establish and to close agencies and branches and/or representations in the country and abroad: to file or to answer demands, as well as to make denunciations and to act as plaintiffs in criminal trials, to decline or to extend jurisdictions, to give or to defer oaths, to compromise in referees or arbitrators, to agree, to recognize or to confess obligations, to resign to the right to appeal or to acquired prescriptions; to desist to rights, actions and sues; m) To grant Special or General Powers of any nature and extension, with the faculties anticipated in Art. 884 of the Civil Code and to revoke them; n) To regulate the issue of bonds of participation or debentures; o) To solve any other subject related to the interests of the Company that is not specifically reserved to the Assemblies of the Shareholders by the Law and the Statutes. Being the precedent enumeration of declarative and non limiting character.- These faculties could be partial or totally delegated to special or general proxies as the Directory considers believes to be advisable.- ART. 24th: The legal representation and use of the signature of the Company corresponds to the President of the Directory and a Titular Director or to two Titular Directors jointly, who this way bind the same in all its acts.- No Director will be able to commit itself as guarantor in businesses strange to the Company without the resolution of the members of the Directory.-

ART. 25th - The Directory can designate one or more Managers, whether Shareholders or not, with the attributions it considers advisable, granting for the effect the corresponding Power. The Manager or Managers will not cease in their functions with the Directory but when their respective powers are expressly revoked from them.- ART. – 26th - The Control of the Company will be in charge of a Titular Syndic and of a Substitute, as designed by the Shareholders in Ordinary General Assembly, with the faculties that Art. 1124 of the Civil Code grant to them. The Assembly will determine their remuneration. They will be elected for a period of exercises of a year and they can be reelected, indefinitely.- CHAPTER VI.- ACCOUNTS, BALANCE, RESERVES AND PROFITS.- ART. 27th.- The social Accounting will be made according the Laws of the matter demand, within the systems that do not be contrary to legal principles and their entries will appear in the books demanded by the Law.- ART. 28th.- The Directory shall prepare quarterly a Balance of the company and will present it to the Syndic to the legal effects.- ART. 29th - Upon finalizing the financial year on December 31 every year, the Directory will practice the Inventory and detailed Balance of the Assets and Liabilities of the Company: the account of Profits and losses and a Memory of the march and the social situation; as well as the proposal of dividends, constitution of reserves and allowances. These documents will be presented to the Ordinary General Assembly of Shareholders with the report of the Syndic.- ART. 30th - Besides the reserve demanded by the Law the Assembly can stipulate, at the proposal of the Directory, the constitution of reserves or special forecasts. The liquid and performed profits will be distributed to the Shareholders, for that, the Directory can determine a term no longer than ten months.- CHAPTER VII.- DISSOLUTION AND LIQUIDATION.- ART. 31st - The Dissolution and Liquidation of the Company will be governed by paragraphs V and VI. Section I. Chapter XI. Title II. Book Third of the Civil Code.- CHAPTER VIII.- OF THE GENERAL AND TRANSITORY DISPOSITIONS.- ART. 32nd: Prior to the present Extraordinary Assembly, the Social Capital of Merco Fluvial S.A. was totally subscribed and integrated up to the sum of Gs. 2,000,000,000 (Guaranies two billions) corresponding to 2,000 (two thousand) shares to the bearer of a nominal value of

Gs. 1,000,000 (Guaranies one million) each of them. All the 15,827 (fifteen thousands eight hundred twenty seven) shares of Gs. 1,000,000 (Guaranies a million) each, that will be issued after this statutory reform in order to allow the incorporation of the patrimony of the companies Compañía de Transporte Fluvial S.A. y Flota Mercante Paraguaya S.A., according was decided in the Commitment of Merger subscribed by Merco Fluvial S.A. with the mentioned companies on the date of September 30, 2008, they will be subscribed by the shareholders of the mentioned companies absorbed in the following order: a) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. will receive the amount of SIX THOUSAND FIVE HUNDRED TWENTY EIGHT (6.528) shares of the absorbent company. b) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of FOUR THOUSAND TWO HUNDRED EIGHTY THREE (4283) shares of the absorbent company. c) The company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., will receive the amount of THREE THOUSAND TWENTY SEVEN (3027) shares of the absorbent company.- d) The Company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condtion of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of ONE THOUSAND NINE HUNDRED EIGHTY NINE (1989) shares of the absorbent company”.- Once submitted the proposal of Mr. Francisco Peroni Clifton to the consideration of the Assembly the same is approved unanimously, the Social Statute was worded according to the previously transcribed terms. Next, the Assembly designated Mr Marcos Juan Peroni and Mr. Alexis Ayala, so that the same ask for and subscribe the transcription of the present minute in Public Deed and they manage the inscription of the same in the General Direction of Public

Registries being so authorized to the effect to subscribe complementary and/or amending deeds in case the corresponding authorities ask for some modification to this Statute before its inscription.- Further, the Assembly devotes to the treatment of the fourth point of the Agenda: “Designation of shareholders to subscribe the respective Minute”. Mr. Francisco Peroni Clifton signs the present act in representation of the present shareholders.- With no other point to try, the session finishes at ten hours, being the present act signed by the President of the Assembly, the Secretary of the same and by the representative designated by the shareholders.- Signed: Marcos J. Peroni.- President of Assembly.- Francisco Peroni.- Secretary of Assembly and Representative of Shareholders.- It is a faithful copy, I give faith.- “NINTH: By virtue of the above transcribed minutes, is formalized thus: a) The MERGER BY ABSORPTION of the companies COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANONIMA and FLOTA MERCANTE PARAGUAYA SOCIEDAD ANONIMA, as absorbed companies; on the part of MERCO FLUVIAL SOCIEDAD ANÓNIMA, as the absorbent company; and b) The MODIFICATION OF THE SOCIAL STATUTES of MERCO FLUVIAL SOCIEDAD ANONIMA.- TENTH: In accordance of stipulated in the clause Fourth of the MERGER COMMITMENT subscribed by the merging parts on the date of September 30, 2008, and whose text is totally transcribed in the present instrument, the shareholders of the absorbed companies, COMPAÑÍA DE TRANSPORTE FLUVIAL SOCIEDAD ANONIMA and FLOTA MERCANTE PARAGUAYA SOCIEDAD ANONIMA, will receive, altogether and in proportion to their respective participation in the shareholding package of the absorbed companies, the total amount of FIFTEEN THOUSANDS EIGHT HUNDRED

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308470
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

TWENTY SEVEN (15,827) shares of the absorbent company MERCO FLUVIAL SOCIEDAD ANONIMA; corresponding to them consequently: a) To the company NAUTICLER S.A., in its character of shareholder of COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., the amount of SIX THOUSAND FIVE HUNDRED TWENTY EIGHT (6.528) shares of MERCO FLUVIAL SOCIEDAD ANONIMA; b) The company KILMACOW (COMPAÑÍA DE TRANSPORTE FLUVIAL INTERNACIONAL S.A.), in its character of shareholder of COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., the amount of THREE THOUSAND TWENTY-SEVEN (3,027) shares of MERCO FLUVIAL SOCIEDAD ANONIMA; c) To the company NAUTICLER S.A., in its character of shareholders of FLOTA MERCANTE PARAGUAYA S.A., the amount of FOUR THOUSAND TWO HUNDRED EIGHTY THREE (4,283) shares of MERCO FLUVIAL SOCIEDAD ANONIMA; and d) To the company KILMACOW (COMPAÑÍA OF TRANSPORTE FLUVIAL INTERNACIONAL S.A.), in its character of shareholder of FLOTA MERCANTE PARAGUAYA S.A., the amount of ONE THOUSAND NINE HUNDRED EIGHTY NINE (1,989) shares of MERCO FLUVIAL SOCIEDAD ANONIMA.- Next, according was stipulated in the Commitment of Merger dated on September 30, 2008 and approved by Minute of Extraordinary Assembly No. 22, dated on November 3, 2008, they passed to modify the Social Statutes of the company, which is worded as follows: CHAPTER I.- DENOMINATION DURATION AND SOCIAL OBJECT”.- ART. 1st.- With the denomination of “MERCO FLUVIAL SOCIEDAD ANONIMA”, it is constituted a Joint-stock company, that will be governed by this Social Statute and in everything what it is not foreseen in it by the Civil Code, and other laws that govern the matter.- ART. 2nd The company constitutes its legal address in Asuncion, Paraguay, in accordance with the legal prescriptions, the Directory can constitute a new address, previous

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No. 3164904 SERIES AE

resolution of the Extraordinary Assembly, to establish or to suppress branches, agencies or representations in the country or abroad.- ART. 3rd - The company will last for NINETY NINE (99) YEARS, counted from the date of its inscription in the Corresponding Registries, being able this term be reduced or extended by determination of the Assembly of Shareholders in accordance with what determines the Art. 1091 of the Civil code.- CHAPTER II. SOCIAL OBJECT.- ART. 4th.The company will have by object to dedicate independently or by third parties or associated to third parties the following operations: a) The independently or by thir persons the commercial exploitation, of all type or kind of overseas, cabotage, fluvial or lacustrine boats, whether be these of national or foreign flag, load or passengers, whatever as: ship-owners, load agents, unload or of stowage; boatmen, deposit takers or by means of any other commercial activity or linked directly indirectly to the fluvial or lacustrine marine traffic or to related industries, including the one of shipyards, without limitation: b) To construct, to acquire or to transfer, to take or to give in renting and any other form, directly or indirectly, to exploit works of port, docks, wharves, cranes, means of transport of every kind, as any other construction or facilities linked directly or indirectly to the traffic or harbor activity regarding the marine, fluvial or lacustrine traffic: c) MARINE AGENCY: To take care of the representation of companies or enterprises of navigation, borh marine or fluvial or of any other means; to dedicate independently or by third parties to the operation of everything concerning or related to the internal, external or international transport of loads,

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308471
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

passengers, charges and correspondence; to carry out businesses of shipbuilders, marine agents, agents of ship, agents of insurance companies and agents in general, administrator of ships and other goods, providers, contractors, stowage workers contractor, carriers, owner of warehouses and depositaries; d) GENERAL COMMERCIAL: By means of import and export, purchase and sale and distribution of merchandizes, products, machineries and raw materials in general; the operation of invention patents, trade names, industrial designs and models; the exercise of representations, commissions and mandates of any nature: the terrestrial, fluvial and marine transport of merchandizes in the country or abroad using own or of third parties means, fulfilling for it with the requirements that demand the dispositions in force in the opportunity. Being this enumeration only declarative, for the fulfillment of its aims the Company will be able to develop all commercial, industrial, cattle, farming activity, import and export of any type of merchandizes and all activity that fit directly or indirectly the social object, being able to acquire, to transfer, to administer and to explode rights; to accept and/or to transfer national and/or foreign representations and the exercise of mandates and administration, inside the country or abroad and with the amplest faculties.- CHAPTER III: SOCIAL CAPITAL AND SHARES.- ART.- 5th - The SOCIAL CAPITAL is fixed to the sum of Gs. 17,827,000,000 (GUARANIES SEVENTEEN BILLIONS EIGHT HUNDRED TWENTY SEVEN MILLION), represented by 17,827 (SEVENTEEN THOUSANDS EIGHT HUNDRED TWENTY SEVEN) ORDINARY SHARES TO THE BEARER, with right to one vote for each one of the Assemblies, with a nominal value of Gs. 1,000,000 (Guaranies One Million).

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The shares will be numbered in Arabic numbers from ONE (1) to SEVENTEEN THOUSAND EIGHT HUNDRED TWENTY SEVEN (17.827).- Art. 6th Once observed the legal and Statutory prescriptions, it corresponds to the Directory, previous resolution of the Extraordinary Assembly, to determine the conditions of issue, investment, subscription and integration of shares.- The agreement will be transcribed in the Book of Minutes, indicating: a) The number of series and of shares to be issued; b) If the investment or subscription will be particular or by means of public tender; c) The conditions of accomplishment, the minimum initial and the terms to perform in monthly installments, at the criterion of the Directory; d) The fixed or minimum value by which the shares can be invested or allocated to subscribed and to establish its bonus of issue; e) the term for the investment or subscription of the issue and the exercise of the right of preference, in the terms of the following paragraph: the shareholders will have preference for the subscription or purchases of shares offered for sale or shares regarding to the increase of the share capital, in proportion to the number of shares they possess. The term for the exercise of this right will be determined by the Directory and in no case it will be less than thirty days counted from the publication of the Notice to the Shareholders in a Newspaper of Circulation, for three consecutive days.- ART. 7th - The representative titles of the shares will be subscribed by the Directors and will contain the enumerations required by Art. 1069 of the Civil Code. While the titles of the shares or the Shares are not issued, a nominative Certificate will be given to each Shareholder, which also will be signed by these Directors.- ART. 8th - The shares can be transformed by the will

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308472
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

of the Assembly, to the bearer and/or nominative, endorsable or no. They are indivisible and no more than one proprietor will be recognized by each title.- The titles may represent more than one share. The ownership of one or more shares implies absolute conformity with the present Statute and its modifications, as well as the resolutions of the previous Assemblies.- Art. 9th - Each share gives right to one vote. The Directory will take a registry of Shareholders where the names of the owners, the number of series of shares, the address of the Shareholders will be written down.- Art. 10th - The slow payer subscribers will be forced to pay the Company the legal interest in force and the one as the Directory may determine, in its case, in punition concept. Once verified the default, the Company may: a) To promote against the subscriber and the ones that will be jointly responsible, legally executive action for the collection of the owed sum; b) To sell and to send the shares. Of the product of the sale the expenses of that operation and the interests for default will be deduced, remaining the balance at the disposal of the interested one in the seat of the Company. The Directory may, in some cases properly justified, grant new terms only for one time.- CHAPTER IV.- GENERAL ASSEMBLIES OF SHAREHOLDERS.- Art. 11th - The General Assemblies of Shareholders will meet every year ordinarily, within the four months subsequent to

IT CORRESPONDS TO THE

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No. 3164904 SERIES AE

the closing of the financial economic exercise and extraordinarily as many times as they are summoned by the Directory or the Syndic or at the request of the Shareholders representing a tenth part of the Share capital. The Directory will have to necessarily summon it in the term of thirty days of received the request. ART. 12th - The following common dispositions for the accomplishment of Assemblies settle down.- a) Every Summon will be done by the Directory or by the Syndic, by means of announcements published for five times during the ten previous days, at least, in a Newspaper of great circulation; b) The announcements of summons will indicate the Agenda of the subjects to treat: c) Any resolution taken on matters strange to the summon will be void and with no value, except for the exceptions anticipated in the Law.- Art. 13th - To take part in the Assemblies the Shareholders will have to deposit in the Social Box, with three days of anticipation to the date of celebration of the Assembly, at least, their shares or stock certificates of justificatory documents that are deposited in a Bank in the country or abroad. The shareholders can be represented by proxies, by means of simple Power of Attorney with their signature authenticated by Notary Public or registered in the Company. Directors; Syndics, Managers and other employees of the company cannot be proxies, except for exception made of whose that because of being representatives of Companies have necessary mandate.- Art. 14th - The Ordinary Assembly will be validly constituted with the presence of Shareholders representing, as minimum, one half plus one of the shares with right to vote. In case of lack of the necessary quorum they will validly be constituted in

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308473
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

Second summon, that very day, one hour later, with the presence of Shareholders representing, as minimum, thirty percent of the shares with right to vote. The quorum demanded for Extraordinary Assembly will be established in the Article 1090 of the Civil Code. The Assemblies can enter in recess, in accordance with the Article 1094 of the same legal body.- ART. 15th - The resolutions of the Assemblies will be taken by absolute majority of the present votes. It is guaranteed the right of recess.- ART. 16th - Every Assembly will be presided by a Director who will be named by the present Shareholders by majority and who will invite in the same act a present Shareholder to act as Secretary. In the book of Minutes of Assemblies will be recorded all the resolutions taken. These Minutes will be signed by the President, the Secretary and two Shareholders who, once chosen in the Assembly represent the mass of shareholders.- ART. 17th - It corresponds to the Ordinary Assemblies: a) To consider the Annual Memory of the Directory, Balance and Account of Profits and Losses. Distribution of Earnings, Report of the Syndic and any other measure relative, to the management of the Enterprise that corresponds it to solve according to the competence that recognizes the Law and the Statute or that submits to its decision the Directory and the Syndic; b) To elect the Members of the Directory and the Syndics and to state their retribution; c) To establish the responsibilities of the Directors and Syndics and their removal; d) to issue shares within the share capital, it corresponds to the Extraordinary Assemblies: a) To increase, to reduce and to refund to the Share capital; b) To rescue, to reimburse and to amortize shares; c) To merge, to transform and to dissolve

IT CORRESPONDS TO THE

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No. 3164904 SERIES AE

the company, to appoint, to remove and to pay liquidators; to consider the accounts and other subjects related to the management of the liquidators; d) To issue debentures and to turn them into shares; and e) To issue participation bonds.- CHAPTER V. - OF THE ADMINISTRATION, DIRECTION AND CONTROL OF THE COMPANY.- ART. 18th - The Direction and Administration of the Company will be in charge of a Directory composed by (2) two to (4) four Holder Members and it can be chosen up to (2) two Substitute Members by the Ordinary General Assembly of Shareholders. They could not be Shareholders. The Assembly will determine the number of Directors in each case.- ART. 19th - The Directors will last in their charges for a year, being able to be reelected indefinitely. The functions of the Directors are understood that they are extended until the Assembly of designs a new Directory. The Directory in the first session that celebrates after its election, will designate who will hold the position of President of the Directory and the other charges, if the are not chosen in the same Ordinary Assembly of Shareholders. One of those of the directors will replace the President in all its functions in case of absence or impediment temporary or definitive of the same.- ART. 20th - The Directory will session ordinarily as many times as the social businesses so require. In order the sessions be considered valid, the presence of the majority of the Titular Directors is required. Their resolutions will be seated in a Book of Minutes especially established for the effect, the decisions will be taken by simple majority. ART. 21st - Substitute Directors, if they were elected by Assembly, will automatically integrate the Directory with voice and vote, in the absence of the Holders, leaving proof of such circumstance.-

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308474
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

ART. 22nd - In case of resignation, or absence or any other transitory or permanent impediment that will affect a Director, automatically will replace it a Substitute and so on. The other possible cases will be governed by Art. 1107 of the Civil Code.- ART. 23rd - They are attributions of the Directory: a) To prepare the Memory, the General Balance sheet and Inventory, Profit and Losses Account and to propose the distribution of earnings; b) To acquire in purchase, payment, transfer, donation or any other cause every kind of goods, movable and buildings, with faculty to sell them or otherwise to transfer them, under onerous title or to constitute on them real rights (mortgages, pledges, usufructs, etc.); c) To propose the Assembly the issue of liabilities and debentures with fiduciary or real guarantees or without them and to agree the conditions as it considers advisable; d) To celebrate agreements of lease as leaser or lessee, whether of buildings, articles of works or services; e) To carry out every kind of operation with National or foreign Banks, to make deposits in current accounts, savings banks and to draft checks, to issue letters of exchange, drafts, promissory notes, to endorse them, to discount them or to subscribe them as acceptor or guarantor; f) To receive deposits or consignations, to carry out commissions or mandates, to grant guarantees in matters as it is interested, to accept legacies and donations; g) To ask for loans inside and outside the country to Private banks and official banks or to natural people or companies, with fiduciary or real guarantee or without it and agree the conditions as it considers advisable; h) To verify payments, to make novations, guarantees, acquittals, remissions of debts or to grant delays, i) To celebrate all the acts or contracts as they are

IT CORRESPONDS TO THE

NOTARY ACTUATION, WITH

SECURITY SHEET

No. 3164904 SERIES AE

necessary for the fulfillment of the social purposes or advisable for the interests of the company, agreeing in each case the prices, interests, terms, guarantees, payment way and other conditions of the mentioned operations; perceiving every sum of money, even though term for the payment will have occurred; j) To appoint, to suspend or to remove the Managers of the Company, establishing in the first case their attributions; k) To fix the retribution of the superior and inferior employees, deciding their allowances in each case; l) To appoint correspondents, to establish and to close agencies and branches and/or representations in the country and abroad: to file or to answer demands, as well as to make denunciations and to act as plaintiffs in criminal trials, to decline or to extend jurisdictions, to give or to defer oaths, to compromise in referees or arbitrators, to agree, to recognize or to confess obligations, to resign to the right to appeal or to acquired prescriptions; to desist to rights, actions and sues; m) To grant Special or General Powers of any nature and extension, with the faculties anticipated in Art. 884 of the Civil Code and to revoke them; n) To regulate the issue of bonds of participation or debentures; o) To solve any other subject related to the interests of the Company that is not specifically reserved to the Assemblies of the Shareholders by the Law and the Statutes. Being the precedent enumeration of declarative and non limiting character.- These faculties could be partial or totally delegated to special or general proxies as the Directory considers believes to be advisable.- ART. 24th: The legal representation and use of the signature of the Company corresponds to the President of the Directory and a Titular Director or to

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308475
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

two Titular Directors jointly, who this way bind the same in all its acts.- No Director will be able to commit itself as guarantor in businesses strange to the Company without the resolution of the members of the Directory.- ART. 25th - The Directory can designate one or more Managers, whether Shareholders or not, with the attributions it considers advisable, granting for the effect the corresponding Power. The Manager or Managers will not cease in their functions with the Directory but when their respective powers are expressly revoked from them.- ART. – 26th - The Control of the Company will be in charge of a Titular Syndic and of a Substitute, as designed by the Shareholders in Ordinary General Assembly, with the faculties that Art. 1124 of the Civil Code grant to them. The Assembly will determine their remuneration. They will be elected for a period of exercises of a year and they can be reelected, indefinitely.- CHAPTER VI.- ACCOUNTS, BALANCE, RESERVES AND PROFITS.- ART. 27th.- The social Accounting will be made according the Laws of the matter demand, within the systems that do not be contrary to legal principles and their entries will appear in the books demanded by the Law.- ART. 28th.- The Directory shall prepare quarterly a Balance of the company and will present it to the Syndic to the legal effects.- ART. 29th - Upon finalizing the financial year on December 31 every year, the Directory will practice the Inventory and detailed Balance of the Assets and Liabilities of the Company: the account of Profits and losses and a Memory of the march and the social situation; as well as the proposal of dividends, constitution of reserves and allowances. These documents will be presented to the Ordinary General Assembly of Shareholders with the report of the Syndic.-

IT CORRESPONDS TO THE

NOTARY ACTUATION, WITH

SECURITY SHEET

No. 3164904 SERIES AE

ART. 30th - Besides the reserve demanded by the Law the Assembly can stipulate, at the proposal of the Directory, the constitution of reserves or special forecasts. The liquid and performed profits will be distributed to the Shareholders, for that, the Directory can determine a term no longer than ten months.- CHAPTER VII.- DISSOLUTION AND LIQUIDATION.- ART. 31st - The Dissolution and Liquidation of the Company will be governed by paragraphs V and VI. Section I. Chapter XI. Title II. Book Third of the Civil Code.- CHAPTER VIII.- OF THE GENERAL AND TRANSITORY DISPOSITIONS.- ART. 32nd: Prior to the present Extraordinary Assembly, the Social Capital of Merco Fluvial S.A. was totally subscribed and integrated up to the sum of Gs. 2,000,000,000 (Guaranies two billions) corresponding to 2,000 (two thousand) shares to the bearer of a nominal value of Gs. 1,000,000 (Guaranies one million) each of them. All the 15,827 (fifteen thousands eight hundred twenty seven) shares of Gs. 1,000,000 (Guaranies a million) each, that will be issued after this statutory reform in order to allow the incorporation of the patrimony of the companies Compañía de Transporte Fluvial S.A. y Flota Mercante Paraguaya S.A., according was decided in the Commitment of Merger subscribed by Merco Fluvial S.A. with the mentioned companies on the date of September 30, 2008, they will be subscribed by the shareholders of the mentioned companies absorbed in the following order: a) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company COMPAÑÍA DE

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

NOTARY SEAL

SERIES AQ		Nº 4308477
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	0225

TRANSPORTE FLUVIAL S.A. will receive the amount of SIX THOUSAND FIVE HUNDRED TWENTY EIGHT (6.528) shares of the absorbent company. b) The company NAUTICLER S.A., in its condition of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of FOUR THOUSAND TWO HUNDRED EIGHTY THREE (4283) shares of the absorbent company. c) The company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condition of shareholder of the absorbed company COMPAÑÍA DE TRANSPORTE FLUVIAL S.A., will receive the amount of THREE THOUSAND TWENTY SEVEN (3027) shares of the absorbent company.- d) The Company KILMACOW (Compañía de Transporte Fluvial Internacional S.A.), in its condtion of shareholder of the absorbed company FLOTA MERCANTE PARAGUAYA S.A. will receive the amount of ONE THOUSAND NINE HUNDRED EIGHTY NINE (1989) shares of the absorbent company”.- This way it was done the requested modification. – Once informed the appearing persons of the terms of the present deed, they manifest their conformity and acceptance in all of it parts.- Once read and ratified, so they grant and sign before me, of which and of the contents, as well as that I have received personally the manifestation of will, I give faith.- SIGNED: QUIRINO FERNANDEZ.- NORM LIA AGUILAR.- ANTONIO CELSO FRANCO QUIÑÓNEZ.- MARCOS JUAN PERONI CLIFTQN.- ALEXIS DIOSNEL AYALA MORENO.- BEFORE MY DELIA GRACIELA RUIZ.- NOTARY PUBLIC.- THERE IS MY SEAL. -

(signed)

DELIA GRACIELA RUIZ

Notary Public

Holder No. 225

Haedo 1089 – Phone 493077 As. Py

IT CORRESPONDS TO THE

NOTARY ACTUATION, WITH

SECURITY SHEET

No. 3164904 SERIES AE

THE NOTARY PUBLIC COLLEGE OF PARAGUAY

Resolution 106/90 – supreme court of Justice

SECURITY SHEET

NOTARY ACTUATION

SERIES AE		Nº 3164904
NOTARY PUBLIC:	DELIA GRACIELA RUIZ
LOCALITY:	ASUNCION
ADDRESS:	E. V. HAEDO 1.069 C/COLON
REGISTRATION:	225

/…MATCHES faithfully with its matrix deed Nº 165 folio 402 and following of the Protocol of the COMMERCIAL Division Section “B” of the Notary Registry No. TWO HUNDRED TWENTY FIVE with seat in the CITY OF ASUNCION and authorized by NOTARY PUBLIC DELIA GRACIELA RUIZ in the condition of HOLDER of said Registry, I issue this FIRST copy for the THE COMPANY MERCO FLUVIAL S.A. on the FIFTH day of the month of JANUARY of the year TWO THOUSAND NINE. -

SEAL:

DELIA GRACIELA RUIZ

Notary Public

Holder No. 225

Haedo 1069 – Phone 493077 – As. Py.

LUIS A. MARTINEZ

Teller

4050688

MERCO FLUVIAL SOCIEDAD ANONIMA

ENTRY No. 1901391

THE GENERAL DIRECTION OF PUBLIC REGISTRIES

THE SECTION OF LEGAL PERSONS AND ASSOCIATIONS

Inscribed under the No. 193 and to folio 2302 Series D

Asuncion, January 20, 2009

Re-entry dated on: 13-02-09

Expert Opinion No. 303 dated on: 16-01-09

(signed)

Tomasa Espinola

Operator

SEAL:

JUDICIAL POWER

THE GENERAL DIRECTION OF PUBLIC REGISTRIES

14TH SECTION – JURIDICAL PERSONS

Entry No. 1901391            13-02-09 Entered again.

THE GENERAL DIRECTION OF PUBLIC REGISTRIES

THE PUBLIC REGISTRY OF COMMERCE

Inscribed with the Registry of Agreements

Sheet No. 127            Series D Folio 1357

Date: 13-02, 2009.

Resolution No. 303 16.01.09

(signed)

Jorgelina Benitez Moreno

Registrar

(signed)

LIc. Zaida Zarate de Ruiz

Chief

SEAL:

JUDICIAL POWER

THE PUBLIC REGISTRY OF COMMERCE

SECTION 22

REPUBLIC OF PARAGUAY

Asuncion, January 5, 2009. -

TO

THE LAWYER’S OFFICE OF THE TREASURE

DELIA GRACIELA. RUIZ, Notary Public, Holder of the Registry N° 225, by own law, residing in Eduardo Victor Haedo Nº 1069, of this capital, writes you and by your intermission where it corresponds in order to request the Inscription of the DEED OF DEFINITIVE AGREEMENT OF MERGER BY ABSORPTION OF THE COMPANIES COMPAÑÍA DE TRANSPORTE FLUVIAL S.A. AND FLOTA MERCANTE PARAGUAYA S.A., BY THE PART OF THE COMPANY MERCO FLUVIAL S.A. TRANSCRIPTION OF MINUTES OF EXTRAORDINARY ASSEMBLIES AT THE REQUEST OF THE ABOVE REFERRED COMPANIES AND MODIFICATION OF SOCIAL STATUTES OF THE COMPANY MERCO FLUVIAL S.A., arranged in Public Deed No. 165, dated on December 31. 2008, passed before the Notary Office at my charge, before the General Direction of the Public Registries, in the Section of Legal Persons and Associations and in the Public Registry of Commerce.- I accompany the mentioned Deed. -

Best regards

DELIA GRACIELA RUIZ

Holder No. 225

Haedo 1069 - Phone 483077 As. Py.